SUBJECT TO REVISION
COMPUTATIONAL MATERIALS

FICO & 2-4 Family Collateral Summary

March [29], 2004

[$736,520,000] (+/- 10%)

(Approximate)

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

CLASSES A1, A1A, A2, A2A, A3, A3A, M1, M2, M3, M4, M5, M6 & M7

ASSET BACKED SECURITIES CORPORATION

HOME EQUITY LOAN TRUST, SERIES 2004-HE3

Issuer

ASSET BACKED SECURITIES CORPORATION

Depositor

DLJ MORTGAGE CAPITAL, INC.

Seller

Originator & Servicer

**Subject to Revision**

DISCLAIMER

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).

This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.

CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

ABSC 2004-HE3
FICO 550 AND LESS COLLATERAL SUMMARY

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
25,001 - 50,000	33	$1,650,000.00	0.92%
50,001 - 75,000	207	12,860,520.00	7.19
75,001 - 100,000	204	17,724,696.00	9.91
100,001 - 125,000	165	18,605,534.00	10.40
125,001 - 150,000	162	22,307,790.00	12.47
150,001 - 175,000	113	18,279,270.00	10.22
175,001 - 200,000	97	18,168,750.00	10.16
200,001 - 250,000	101	22,738,500.00	12.71
250,001 - 300,000	66	18,003,850.00	10.07
300,001 - 400,000	59	20,184,285.00	11.28
400,001 - 500,000	11	5,059,800.00	2.83
500,001 - 600,000	6	3,287,161.00	1.84
Total:	1,224	$178,870,156.00	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
25,001 - 50,000	33	$1,650,000.00	0.92%
50,001 - 75,000	207	12,860,361.19	7.19
75,001 - 100,000	204	17,724,262.59	9.91
100,001 - 125,000	165	18,604,184.51	10.40
125,001 - 150,000	162	22,305,707.56	12.47
150,001 - 175,000	113	18,278,142.00	10.22
175,001 - 200,000	97	18,167,273.89	10.16
200,001 - 250,000	101	22,733,806.95	12.71
250,001 - 300,000	66	18,003,010.21	10.07
300,001 - 400,000	59	20,183,744.06	11.28
400,001 - 500,000	11	5,057,828.66	2.83
500,001 - 600,000	6	3,286,745.99	1.84
Total:	1,224	$178,855,067.61	100.00%

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
Not Available	78	$8,095,105.34	4.53%
500 =	12	1,458,950.00	0.82
501 - 525	580	86,347,409.68	48.28
526 - 550	554	82,953,602.59	46.38
Total:	1,224	$178,855,067.61	100.00%
Low FICO: 500.0
Weighted Average FICO: 525.3

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1 – 120	1	$50,000.00	0.03%
121 – 240	21	1,932,065.48	1.08
301 – 360	1,202	176,873,002.13	98.89
Total:	1,224	$178,855,067.61	100.00%
Weighted Average: 358

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	15	$1,248,195.48	0.70%
181 - 348	7	733,870.00	0.41
349 >=	1,202	176,873,002.13	98.89
Total:	1,224	$178,855,067.61	100.00%
Weighted Average: 355.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
2-4 Unit	77	$14,889,474.96	8.32%
Condo	46	6,823,552.52	3.82
One	1,012	142,096,707.71	79.45
Pud	89	15,045,332.42	8.41
Total:	1,224	$178,855,067.61	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Owner	1,181	$173,683,732.25	97.11%
Non-Owner	36	4,539,300.74	2.54
Second Home	7	632,034.62	0.35
Total:	1,224	$178,855,067.61	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Cash Out	1,007	$151,727,767.26	84.83%
Purchase	145	17,033,165.36	9.52
Rate and Term	72	10,094,134.99	5.64
Total:	1,224	$178,855,067.61	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	73	$8,193,033.70	4.58%
50.001 - 60.000	78	10,482,475.65	5.86
60.001 - 70.000	240	38,608,812.47	21.59
70.001 - 75.000	203	30,201,771.77	16.89
75.001 - 80.000	462	66,357,756.53	37.10
80.001 - 85.000	60	8,341,062.16	4.66
85.001 - 90.000	89	14,135,170.36	7.90
90.001 - 95.000	19	2,534,984.97	1.42
Total:	1,224	$178,855,067.61	100.00%
Weighted Average by Original Balance: 74.08

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
California	172	$35,797,680.41	20.01%
New York	120	26,368,827.64	14.74
Florida	107	12,377,942.78	6.92
Texas	109	10,368,247.53	5.80
Massachusetts	53	9,998,147.05	5.59
Illinois	61	7,969,091.96	4.46
Michigan	60	6,692,639.36	3.74
Maryland	35	6,040,815.94	3.38
Pennsylvania	49	5,966,235.57	3.34
Georgia	52	5,494,771.77	3.07
Other	406	51,780,667.60	28.95
Total:	1,224	$178,855,067.61	100.00%
Number of States Represented: 45

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	905	$126,493,793.55	70.72%
Limited Income	4	805,710.12	0.45
Stated Income	314	51,377,063.94	28.73
No Income, No Asset	1	178,500.00	0.10
Total:	1,224	$178,855,067.61	100.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
5.001 - 5.500	5	$964,887.78	0.54%
5.501 - 6.000	18	3,679,499.40	2.06
6.001 - 6.500	45	9,172,719.24	5.13
6.501 - 7.000	141	27,870,517.04	15.58
7.001 - 7.500	174	28,280,587.50	15.81
7.501 - 8.000	214	32,423,485.66	18.13
8.001 - 8.500	187	25,726,549.17	14.38
8.501 - 9.000	175	22,054,998.19	12.33
9.001 - 9.500	101	12,459,735.98	6.97
9.501 - 10.000	87	9,052,603.30	5.06
10.001 - 10.500	34	3,337,885.53	1.87
10.501 - 11.000	20	2,044,003.82	1.14
11.001 - 11.500	10	824,545.00	0.46
11.501 - 12.000	9	714,050.00	0.40
12.001 - 12.500	2	122,500.00	0.07
12.501 - 13.000	2	126,500.00	0.07
Total:	1,224	$178,855,067.61	100.00%
Weighted Average: 7.959

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	191	$24,525,777.48	13.71%
11.001 - 11.500	5	964,887.78	0.54
11.501 - 12.000	18	3,679,499.40	2.06
12.001 - 12.500	37	7,682,818.76	4.30
12.501 - 13.000	114	23,308,117.04	13.03
13.001 - 13.500	156	25,362,537.50	14.18
13.501 - 14.000	178	27,459,565.66	15.35
14.001 - 14.500	162	22,150,335.63	12.38
14.501 - 15.000	156	20,013,358.19	11.19
15.001 - 15.500	89	10,988,363.52	6.14
15.501 - 16.000	66	7,220,767.63	4.04
16.001 - 16.500	24	2,699,535.53	1.51
16.501 - 17.000	16	1,777,552.43	0.99
17.001 - 17.500	5	520,145.00	0.29
17.501 - 18.000	6	425,306.06	0.24
18.501 - 19.000	1	76,500.00	0.04
Total:	1,224	$178,855,067.61	100.00%
Weighted Avergae: 13.937

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	191	$24,525,777.48	13.71%
3.001 - 3.500	1	220,350.00	0.12
3.501 - 4.000	6	1,754,121.77	0.98
4.001 - 4.500	33	6,359,711.76	3.56
4.501 - 5.000	96	20,332,899.37	11.37
5.001 - 5.500	155	26,988,433.24	15.09
5.501 - 6.000	177	25,508,218.80	14.26
6.001 - 6.500	196	26,321,913.03	14.72
6.501 - 7.000	149	20,008,818.43	11.19
7.001 - 7.500	93	11,607,716.04	6.49
7.501 - 8.000	74	9,825,680.53	5.49
8.001 - 8.500	21	2,003,146.51	1.12
8.501 - 9.000	17	1,932,036.16	1.08
9.001 - 9.500	9	982,044.15	0.55
9.501 - 10.000	4	348,144.28	0.19
10.001 - 10.500	2	136,056.06	0.08
Total:	1,224	$178,855,067.61	100.00%
Weighted Average: 6.038

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	191	$24,525,777.48	13.71%
2004-08	4	522,701.94	0.29
2004-09	1	50,000.00	0.03
2004-12	1	160,178.76	0.09
2005-11	3	274,792.97	0.15
2005-12	5	747,598.13	0.42
2006-01	32	6,735,664.36	3.77
2006-02	70	14,867,006.50	8.31
2006-03	818	116,591,471.81	65.19
2006-04	38	5,378,458.00	3.01
2006-12	1	240,000.00	0.13
2007-01	2	816,147.66	0.46
2007-03	56	7,771,670.00	4.35
2007-04	2	173,600.00	0.10
Total:	1,224	$178,855,067.61	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	383	$54,539,039.66	30.49%
1 – 12	50	10,088,150.00	5.64
13 - 24	639	95,028,656.98	53.13
25 - 36	152	19,199,220.97	10.73
Total:	1,224	$178,855,067.61	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
2/28 Arm	972	$145,327,872.47	81.25%
3/27 Arm	61	9,001,417.66	5.03
Fixed - 10 Year Rate Reduction	1	50,000.00	0.03
Fixed - 15 Year	11	1,001,850.48	0.56
Fixed - 15 Year Rate Reduction	1	69,560.00	0.04
Fixed - 20 Year	6	665,870.00	0.37
Fixed - 20 Year Rate Reduction	1	68,000.00	0.04
Fixed - 30 Year	152	21,128,746.00	11.81
Fixed - 30 Year Rate Reduction	19	1,541,751.00	0.86
Total:	1,224	$178,855,067.61	100.00%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	348	$55,131,346.49	30.82%
AA	310	46,244,946.48	25.86
AA+	3	414,600.00	0.23
B	396	54,464,614.77	30.45
C	97	12,957,397.41	7.24
CC	63	8,776,512.46	4.91
NG	7	865,650.00	0.48
Total:	1,224	$178,855,067.61	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	1,218	$178,443,567.61	99.77%
2	6	411,500.00	0.23
Total:	1,224	$178,855,067.61	100.00%

 ABSC 2004-HE3
2 TO 4 FAMILY COLLATERAL SUMMARY

PRINCIPAL BALANCE AT ORIGINATION

Principal Balance at Origination	Number Of Loans	Aggregated Original Principal Balance	% Loans by Original Principal Balance
1 - 25,000	1	$23,000.00	0.02%
25,001 - 50,000	2	100,000.00	0.10
50,001 - 75,000	37	2,375,539.00	2.26
75,001 - 100,000	38	3,320,009.00	3.16
100,001 - 125,000	34	3,879,291.00	3.69
125,001 - 150,000	37	5,076,950.00	4.83
150,001 - 175,000	38	6,160,350.00	5.86
175,001 - 200,000	35	6,624,250.00	6.31
200,001 - 250,000	60	13,541,980.00	12.89
250,001 - 300,000	68	18,717,695.00	17.82
300,001 - 400,000	79	27,276,145.00	25.96
400,001 - 500,000	36	16,302,901.00	15.52
500,001 - 600,000	3	1,653,150.00	1.57
Total:	468	$105,051,260.00	100.00%

REMAINING PRINCIPAL BALANCES OF THE LOANS

Remaining Principal Balance	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
1 - 25,000	1	$23,000.00	0.02%
25,001 - 50,000	2	100,000.00	0.10
50,001 - 75,000	37	2,375,329.06	2.26
75,001 - 100,000	38	3,319,234.37	3.16
100,001 - 125,000	34	3,878,732.70	3.69
125,001 - 150,000	37	5,075,264.59	4.83
150,001 - 175,000	38	6,159,139.45	5.87
175,001 - 200,000	35	6,622,320.39	6.31
200,001 - 250,000	60	13,536,099.13	12.89
250,001 - 300,000	68	18,707,845.60	17.82
300,001 - 400,000	79	27,262,405.79	25.96
400,001 - 500,000	36	16,295,618.30	15.52
500,001 - 600,000	3	1,652,035.73	1.57
Total:	468	$105,007,025.11	100.00%

FICO SCORES

Fico Scores	Number of Loans	Aggregated Remaining Principal Balance	% Loans by Remaining Principal Balance
Not Available	4	$682,500.00	0.65%
500 =	1	67,500.00	0.06
501 – 525	42	7,648,206.19	7.28
526 – 550	30	6,491,268.77	6.18
551 – 575	44	9,425,303.23	8.98
576 – 600	48	10,771,334.55	10.26
601 – 625	66	15,057,684.28	14.34
626 – 650	76	16,711,397.44	15.91
651 – 675	53	11,927,545.76	11.36
676 – 700	42	10,649,032.02	10.14
701 – 725	28	7,140,390.61	6.80
726 – 750	18	4,528,469.45	4.31
751 – 775	11	2,497,495.03	2.38
776 – 800	5	1,408,897.78	1.34
Total:	468	$105,007,025.11	100.00%
Low FICO: 500.0
Weighted Average: 629.4

ORIGINAL TERM TO MATURITY OF THE LOANS

Original Term	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
121 - 240	13	$2,146,525.66	2.04%
301 - 360	455	102,860,499.45	97.96
Total:	468	$105,007,025.11	100.00%
Weighted Average: 357.

REMAINING MONTHS TO MATURITY OF THE LOANS

Months Remaining	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 180	8	$1,530,777.83	1.46%
181 - 348	5	615,747.83	0.59
349 >=	455	102,860,499.45	97.96
Total:	468	$105,007,025.11	100.00%
Weighted Average: 353.

PROPERTY TYPES OF THE LOANS

Property Type	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
2-4 Unit	468	$105,007,025.11	100.00%
Total:	468	$105,007,025.11	100.00%

OCCUPANCY STATUS OF THE LOANS

Occupancy Status	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Owner	344	$83,976,755.35	79.97%
Non-Owner	122	20,664,669.76	19.68
Second Home	2	365,600.00	0.35
Total:	468	$105,007,025.11	100.00%

PURPOSE OF THE LOANS

Purpose	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Cash Out	310	$68,509,232.79	65.24%
Purchase	124	27,580,561.54	26.27
Rate and Term	34	8,917,230.78	8.49
Total:	468	$105,007,025.11	100.00%

ORIGINAL LOAN-TO-VALUE RATIO OF THE LOANS

Original Loan to Value Ratio of the Loans	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 50.000	27	$3,645,486.50	3.47%
50.001 - 60.000	37	7,165,400.30	6.82
60.001 - 70.000	89	21,048,674.25	20.05
70.001 - 75.000	57	12,835,409.69	12.22
75.001 - 80.000	114	24,930,168.73	23.74
80.001 - 85.000	44	10,177,833.78	9.69
85.001 - 90.000	80	20,580,301.87	19.60
90.001 - 95.000	16	4,432,849.99	4.22
95.001 - 100.000	4	190,900.00	0.18
Total:	468	$105,007,025.11	100.00%
Weighted Average by Original Balance: 76.49

GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

Geographic Distribution by Balance	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
New York	151	$44,575,255.87	42.45%
Massachusetts	98	23,885,823.52	22.75
California	31	7,812,404.35	7.44
Illinois	33	5,525,175.52	5.26
Rhode Island	29	4,857,306.24	4.63
New Jersey	16	3,424,790.43	3.26
Connecticut	22	3,263,366.01	3.11
Florida	19	2,306,777.39	2.20
New Hampshire	8	1,621,882.01	1.54
Maine	10	1,411,564.93	1.34
Other	51	6,322,678.84	6.02
Total:	468	$105,007,025.11	100.00%
Number of States Represented: 26

LOAN PROGRAMS OF THE MORTGAGE LOANS

Program	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Full	210	$39,601,935.18	37.71%
Limited Income	2	458,500.00	0.44
Stated Income	256	64,946,589.93	61.85
Total:	468	$105,007,025.11	100.00%

CURRENT MORTGAGE RATES OF THE LOANS

Mortgage Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
4.501 - 5.000	6	$1,516,621.90	1.44%
5.001 - 5.500	12	2,910,252.05	2.77
5.501 - 6.000	64	17,886,174.47	17.03
6.001 - 6.500	60	16,574,090.65	15.78
6.501 - 7.000	87	21,316,024.35	20.30
7.001 - 7.500	76	18,309,198.84	17.44
7.501 - 8.000	71	12,295,734.82	11.71
8.001 - 8.500	33	5,935,762.31	5.65
8.501 - 9.000	21	3,523,812.69	3.36
9.001 - 9.500	18	2,473,614.74	2.36
9.501 - 10.000	11	1,242,150.00	1.18
10.001 - 10.500	4	469,920.53	0.45
10.501 - 11.000	2	218,178.76	0.21
11.001 - 11.500	3	335,489.00	0.32
Total:	468	$105,007,025.11	100.00%
Weighted Average: 6.977

MAXIMUM RATES OF THE LOANS

Maximum Rate	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	169	$35,030,603.38	33.36%
10.501 - 11.000	6	1,516,621.90	1.44
11.001 - 11.500	12	2,910,252.05	2.77
11.501 - 12.000	41	11,087,458.83	10.56
12.001 - 12.500	39	10,991,826.41	10.47
12.501 - 13.000	52	12,856,644.62	12.24
13.001 - 13.500	52	13,133,609.07	12.51
13.501 - 14.000	40	8,037,984.82	7.65
14.001 - 14.500	20	3,806,302.31	3.62
14.501 - 15.000	14	2,288,212.69	2.18
15.001 - 15.500	13	1,946,359.74	1.85
15.501 - 16.000	6	676,550.00	0.64
16.001 - 16.500	2	317,420.53	0.30
16.501 - 17.000	1	160,178.76	0.15
17.001 - 17.500	1	247,000.00	0.24
Total:	468	$105,007,025.11	100.00%
Weighted Average: 12.955

GROSS MARGINS OF THE LOANS

Gross Margin	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
<= 0.000	169	$35,030,603.38	33.36%
2.001 - 2.500	1	261,213.63	0.25
2.501 - 3.000	2	218,871.19	0.21
3.001 - 3.500	12	3,650,573.80	3.48
3.501 - 4.000	30	7,532,420.75	7.17
4.001 - 4.500	51	13,492,763.56	12.85
4.501 - 5.000	63	15,936,139.45	15.18
5.001 - 5.500	47	10,885,732.33	10.37
5.501 - 6.000	34	6,771,112.89	6.45
6.001 - 6.500	29	6,114,398.26	5.82
6.501 - 7.000	15	2,686,069.56	2.56
7.001 - 7.500	6	915,495.05	0.87
7.501 - 8.000	5	913,920.53	0.87
8.001 - 8.500	2	190,531.97	0.18
9.001 - 9.500	2	407,178.76	0.39
Total:	468	$105,007,025.11	100.00%
Weighted Average: 4.956

MONTHS OF NEXT RATE ADJUSTMENT OF THE LOANS

Next Rate Adjustment Date	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
0000-00	169	$35,030,603.38	33.36%
2004-08	1	111,531.97	0.11
2004-12	2	744,714.49	0.71
2005-11	1	99,846.52	0.10
2005-12	6	1,226,354.33	1.17
2006-01	65	16,832,276.27	16.03
2006-02	63	17,211,113.71	16.39
2006-03	133	26,185,335.00	24.94
2006-04	10	2,347,050.00	2.24
2006-12	2	741,383.04	0.71
2007-01	5	1,548,760.98	1.47
2007-02	4	1,206,355.42	1.15
2007-03	7	1,721,700.00	1.64
Total:	468	$105,007,025.11	100.00%

ORIGINAL TERM TO EXPIRATION OF PREPAYMENT PENALTY

Original Number of Months to Expiration	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
Not Applicable	177	$42,619,947.80	40.59%
1 - 12	80	20,264,527.68	19.30
13 - 24	127	26,993,965.40	25.71
25 - 36	84	15,128,584.23	14.41
Total:	468	$105,007,025.11	100.00%

PRODUCT TYPES OF THE LOANS

Index Type	Number of Loans	Aggregate Remaining Principal Balance	% Of Loans by Remaining Principal Balance
2/28 Arm	281	$64,758,222.29	61.67%
3/27 Arm	18	5,218,199.44	4.97
Fixed - 15 Year	7	1,268,740.36	1.21
Fixed - 20 Year	5	615,747.83	0.59
Fixed - 30 Year	153	32,626,115.19	31.07
Fixed - 30 Year Rate Reduction	4	520,000.00	0.50
Total:	468	$105,007,025.11	100.00%

CREDIT GRADE

Credit Grade	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
A	58	$11,830,077.21	11.27%
AA	180	44,968,041.23	42.82
AA+	56	11,733,136.82	11.17
B	40	8,383,255.03	7.98
C	10	2,289,697.05	2.18
CC	9	1,628,897.82	1.55
NG	115	24,173,919.95	23.02
Total:	468	$105,007,025.11	100.00%

LIEN POSITION

Lien Position	Number of Loans	Aggregated Remaining Principal Balance	% of Loans by Remaining Principal Balance
1	460	$104,548,136.11	99.56%
2	8	458,889.00	0.44
Total:	468	$105,007,025.11	100.00%